SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2005

TASKER CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116

(Address of principal executive offices, including zip code)

(203) 730-4350

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 20, 2005, the Registrant issued a press release announcing it had entered into a securities purchase agreement relating to the issuance and sale of its common stock and warrants. See Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Press release issued by Tasker Capital Corp., dated September 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP.
(Registrant)

By:	/s/ Robert D. Jenkins
Robert D. Jenkins
Chief Financial Officer

Date: September 20, 2005